                         Supplement dated June 17, 2002

                                       to

                          PROSPECTUS dated May 1, 2002

This Supplement is intended to be distributed with the "REVOLUTION EXTRA VARIABLE ANNUITY" prospectus dated May 1, 2002 for certain variable annuity contracts issued by John Hancock Life Insurance Company and sold through the above-referenced prospectus in:

                                    New York.

Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to contracts delivered or issued for delivery in New
York:

No Guarantee Periods or Market Value Adjustments

     The "guarantee periods" described in the prospectus are NOT available as investment options. You may allocate premiums and transfer contract value only to the variable investment options. All references to "guarantee periods" in the prospectus should be disregarded.

     No "market value adjustment" or "MVA" will be applied to contract proceeds. All references to these terms in the prospectus should be disregarded.

Unavailable riders

     The following optional additional benefit riders are NOT available with the Revolution Extra Variable Annuity:

..    the earnings enhancement death benefit rider described on page 27,

..    the accumulated value enhancement rider described on page 28, and

..    the guaranteed retirement income benefit rider described beginning on page
     28 of the prospectus.

All references to these riders in the Revolution Extra Variable Annuity prospectus should be disregarded.

Waiver of withdrawal charge rider

     The age in which the waiver of withdrawal charge rider may be obtained differs in New York from that described on page 24 of the prospectus. Under the rider available in New York, you may not purchase the rider if either of the covered persons is (1) older than 79 years at application or (2) was confined to a nursing home within the past two years. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

Modified enhanced death benefit rider

     The charge and the benefit for the modified enhanced death benefit rider differs in New York from that described on pages 23 and 26 of the Revolution Extra Variable Annuity prospectus. Under the rider available in New York, we will pay an enhanced death benefit (in lieu of the standard death benefit) that is the greater of (i) the highest total value of your contract as of any anniversary of your contract during the rider's measuring period, plus any premium payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary or (ii) the total value of your contract as of the date we receive proof of death. The monthly charge for this rider is 1/12th of an annual percentage equal to 0.15% of your contract's total value. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

Right to return

     If you return your contract for any reason within 10 days after you receive it, we will pay you the value of your contract, increased by any charges deducted from your premium payments before allocation to the variable investment options, and with no adjustments for the market value adjustment. If your contract has no value, we will pay you at least the amount we reserved for future liability under the contract.

                                        2